Exhibit 10.1

SUPERNUS PHARMACEUTICALS, INC.

2005 STOCK PLAN, AS OF DECEMBER 22, 2005

(PURSUANT TO BOARD RESOLUTION

AND SHAREHOLDER CONSENT AS OF DECEMBER 21, 2005)

1.             Purpose

The purpose of this plan (this “Plan”) is to secure for Supernus Pharmaceuticals, Inc. (the “Company”), and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its parent and subsidiary corporations who are expected to contribute to the Company’s future growth and success. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code, as amended or replaced from time to time (the “Code”). Those provisions of this Plan which make express reference to Section 422 of the Code shall apply only to Incentive Stock Options (as that term is defined in this Plan).

2.             Type of Options and Grants; Administration

(a)           Types of Options. Options granted pursuant to this Plan (“Options”) shall be authorized by the board of directors of the Company (the “Board of Directors”), or the Committee, as defined below, and may be either incentive stock options issued in accordance with Section 422 of the Code (“Incentive Stock Options”) or non-statutory options which are not intended to meet the requirements of Section 422 of the Code (“Non-Qualified Options”).

(b)           Purchase Rights. Pursuant to this Plan, eligible persons may be granted opportunities to make direct purchases of the Company’s Common Stock (“Purchase Rights”). Purchase Rights shall be authorized by the Board of Directors or the Committee, as defined below.

(c)           Awards. Pursuant to this Plan, eligible persons may be granted awards of the Company’s common stock (“Awards”). Awards shall be authorized by the Board of Directors or the Committee, as defined below.

(d)           Granting of An Option, Purchase Right or Award. Options, Purchase Rights and Awards may be granted under this Plan at any time on or after December 22, 2005 and prior to December 23, 2015, but in no event, unless otherwise decided by the Board, shall grants made during this time period have an exercise period greater than ten years commencing from the date of grant. The date of grant of an Option, a Purchase Right or an Award under this Plan will be the date specified by the Board of Directors at the time it grants such Option, Purchase Right or Award, except that such date shall not be prior to the date on which the Board of Directors approves the grant.

(e)           Administration.

(i)            This Plan will be administered by the Board of Directors, and its construction and interpretation of the terms and provisions of this Plan shall be final and conclusive. The Board of Directors may in its sole discretion (A) grant options to purchase shares of the Company’s Common Stock, and issue shares upon exercise of such Options as provided in this Plan, (B) grant Purchase Rights and issue shares upon the exercise of such Purchase Rights, and (C) grant Awards and issue shares pursuant to such Awards. Subject to the express provisions of this Plan, the Board of Directors shall have authority to construe the respective option agreements and this Plan; to prescribe, amend and rescind rules and regulations relating to this Plan; to determine the terms and provisions of the respective option agreements, which need not be identical; and to make all other determinations, in the judgment of the Board of Directors, that may be necessary or desirable for the administration of this Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any option agreement, purchase agreement or other agreement in the manner and to the extent it shall deem expedient to carry this Plan into effect; and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under this Plan made in good faith. To the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) or any successor rule (“Rule 16b-3”)), the Board of Directors may delegate any or all of its powers under this Plan to a committee (the “Committee”) appointed by the Board of Directors. If a Committee is so appointed, all references in this Plan to the Board of Directors shall mean and relate to such Committee.

(ii)           Committee Action. The Committee may select one of its members as its chair, and shall hold meetings at such time and places as it may determine. Acts by a majority of the members of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee. All references in this Plan to the Committee shall mean the Board of Directors if no Committee has been appointed. From time to time, the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer this Plan.

(iii)          Grant of Options, Purchase Rights and Awards to Members of the Board of Directors. Options, Purchase Rights and Awards may be granted to members of the Board of Directors consistent with the provisions of paragraph 2(e)(i), if applicable. All grants of Options, Purchase Rights and Awards made to members of the Board of Directors shall be made in all other respects in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of paragraph 2(e)(i), members of the Board of Directors who are either (A) eligible for Options, Purchase Rights or Awards or (B) have been granted Options, Purchase Rights or Awards may vote on any matters affecting the administration of this Plan or on the grant, other than a grant to himself, of any Option, Purchase Right or Award. Notwithstanding that, any such member may be counted in determining the existence of a quorum at any meeting of the Board of Directors during which action may be taken with respect to the grant to him of any Option, Purchase Right or Award.

(f)            Applicability of Rule 16b-3. Those provisions of this Plan which make express reference to Rule 16b-3 shall apply only to those persons who are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

3.             Eligibility

(a)           General. Options, Purchase Rights and Awards may be granted to persons who, at the time of grant or award, are employees, officers or directors of, or consultants or advisors to, the Company, provided that the class of employees eligible to receive Incentive Stock Options shall be limited to employees of the Company eligible to receive Incentive Stock Options under the Code. A person who has been granted an Option, Purchase Right or Award, if he or she is otherwise eligible, may be granted additional Options, Purchase Rights or Awards if the Board of Directors shall so determine.

(b)         Grants to Directors and Officers. From and after the registration of the Common Stock of the Company under the Exchange Act, an Option, Purchase Right or Award may be granted to a director or an officer of the Company (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) only if the timing of such grant, the exercise price or the purchase price of such Option, Purchase Right or Award and the number of shares subject to such Option, Purchase Right or Award is determined either (A) by the full Board of Directors, or (B) by a Committee that is composed solely of two or more Non-Employee Directors (as hereinafter defined). For the purposes of this Plan, a director shall be deemed to be a “Non- Employee Director” only if such person qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.             Stock Subject to Plan

Subject to adjustment as provided in paragraph 15, the maximum number of shares of Common Stock of the Company which may be issued and sold under this Plan is 8,000,000 shares. If an Option, Purchase Right or Award granted under this Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option, Purchase Right or Award shall be available for subsequent grants under this Plan. If shares issued upon exercise of an Option, Purchase Right or Award under this Plan are accepted by the Company when tendered in payment of the exercise price of an Option, Purchase Right or Award granted under this Plan, such shares shall be available for subsequent grants under this Plan, except that in no event shall (A) the total number of shares issued pursuant to the exercise of Incentive Stock Options under this Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under this Plan exclusive of shares made available for issuance pursuant to this sentence or (B) the total number of shares issued pursuant to the exercise of Options, Purchase Rights or Awards by Reporting Persons, on a cumulative basis, exceed the maximum number of shares authorized for issuance under this Plan exclusive of shares made available for issuance pursuant to this sentence.

5.             Forms of Agreements

As a condition to the grant of an Option, Purchase Right or Award under this Plan, each recipient of such grant shall execute an option agreement, purchase agreement, stock restriction agreement or other agreement in such form not inconsistent with this Plan as may be approved by the Board of Directors. Such agreements may differ among recipients.

6.             Purchase Price

(a)           General. The purchase price per share of stock deliverable upon the exercise of an Option, Purchase Right or Award shall be determined by the Board of Directors, provided that, in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph 11(b).

(b)           Payment of Purchase Price. Options, Purchase Rights or Awards granted under this Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options, Purchase Rights or Awards, or, to the extent provided in the applicable option agreement, (A) by delivery to the Company of shares of Common Stock of the Company already owned by the grant holder having a fair market value equal in amount to the exercise price of the Options, Purchase Rights or Awards being exercised, (B) at the discretion of the Board of Directors and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of an Option, Purchase Right or Award and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the grant holder’s direction at the time of exercise, (C) by any other means (including, without limitation, by delivery of a promissory note of the grant holder payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of this Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (D) by any combination of such methods of payment. The fair market value of any shares of Common Stock or other non-cash consideration which may be delivered upon exercise of an Option, Purchase Right or Award shall be determined by the Board of Directors.

(c)           Determination of Fair Market Value. If, at the time an Option, Purchase Right or Award is granted, Common Stock is publicly traded, “fair market value” shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date such Option, Purchase Right or Award is granted; and shall mean (A) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (B) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (C) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. If the Common Stock is not publicly traded at the time an Option, Purchase Right or Award is granted, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Company’s capital stock in private transactions negotiated at arm’s length.

7.             Exercise Period

Each Option, Purchase Right or Award and all rights thereunder shall expire on such date as shall be set forth in the applicable agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted. In all cases, options shall be subject to earlier termination as provided in this Plan.

8.             Exercise of Options, Purchase Rights or Awards

Each Option, Purchase Right or Award granted under this Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such Option, Purchase Right or Award, subject to the provisions of this Plan.

9.             Nontransferability of Options

Incentive Stock Options, and all other Options granted to Reporting Persons, shall not be assignable or transferable by the grant holder, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the grant holder, shall be exercisable only by the grant holder, except that Non-Qualified Options may be transferred pursuant to a qualified domestic relations order (as defined in the Code).

10.           Effect of Termination of Employment or Other Relationship

(a)           Except as provided in paragraph 11(d) or 10(b) as to Incentive Stock Options, and subject to the provisions of this Plan, the Board of Directors shall determine the period of time during which a grant holder may exercise an Option, Purchase Right or Award following (A) the termination of the holder’s employment or other relationship with the Company or (B) the death or disability of the holder. Such periods shall be set forth in the agreement evidencing such Option, Purchase Right or Award.

(b)           Subject to paragraphs 11(d) and 25, if a holder of an Incentive Stock Option ceases to be employed by the Company other than by reason of death or disability, as defined in paragraph 11(d), no further installments of his Incentive Stock Options shall become exercisable; and his Incentive Stock Options shall terminate after the passage of three (3) months from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such Incentive Stock Options (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 22. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service), provided that such leave does not exceed ninety (90) days or such longer period during which such holder’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board of Directors shall not be considered an interruption of employment under this Plan, provided that such written approval contractually obligates the Company to continue the employment of such holder after the approved period of absence. Incentive Stock Options granted under this Plan shall not be affected by any change of employment within or among the Company, so long as such holder continues to be an employee of the Company. Nothing in this Plan shall be deemed to give any holder of any Option, Purchase Right or Award the right to be retained in employment or other service by the Company for any period of time.

11.           Incentive Stock Options

Options granted under this Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a)           Express Designation. All Incentive Stock Options granted under this Plan shall be specifically designated as such, at the time of grant, in the option agreement covering such Incentive Stock Options.

(b)           10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under this Plan is the owner, at the time of the grant of such option, of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then (A) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and (B) the option exercise period shall not exceed five years from the date of grant.

(c)           Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under this Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

(d)           Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the grant holder is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that (A) an Incentive Stock Option may be exercised within the period of three (3) months after the date the grant holder ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), although the agreement with respect to such Option may designate a longer exercise period and may provide that the exercise after such three-month period shall be treated as the exercise of a Non-Qualified Option under this Plan; (B) if the grant holder dies while in the employ of the Company, or within three (3) months after the grant holder ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of twelve (12) months after the date of death (or within such lesser period as may be specified in the applicable option agreement); and (C) if the grant holder becomes disabled while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the grant holder ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement). For the purposes of this Plan, the term “disabled” or “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code. For all purposes of this Plan and any Option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12.           Additional Provisions

(a)           Additional Provisions. The Board of Directors, in its sole discretion, may include additional provisions in agreements covering Options, Purchase Rights or Awards granted under this Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to grant holders upon exercise of Options, Purchase Rights or Awards, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of this Plan and that such additional provisions shall not cause any Incentive Stock Option granted under this Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

(b)           Acceleration, Extension, Etc. The Board of Directors, in its sole discretion, may (A) accelerate the date or dates on which all or any particular Option, Purchase Right or Award granted under this Plan may be exercised or (B) extend the dates during which all, or any particular, Option, Purchase Right or Award granted under this Plan may be exercised, provided that no such extension shall be permitted (i) if it would cause this Plan to fail to comply with Section 422 of the Code or (ii) if it would cause such Option, Purchase Right or Award to fail to comply with Rule 16b-3.

13.           General Restrictions

(a)           Investment Representations. The Company may require any holder of a grant of an Option, Purchase Right or Award, as a condition of exercising such Option, Purchase Right or Award, to give written assurances, in substance and form satisfactory to the Company, to the effect that such holder is acquiring the Common Stock subject to the Option, Purchase Right or Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effect as the Company deems necessary or appropriate to comply with federal and applicable state securities laws or to comply with covenants or representations made by the Company in connection with any public offering of its Common Stock.

(b)           Compliance With Securities Laws. Each Option, Purchase Right or Award shall be subject to the requirement that if counsel to the Company shall determine at any time that the listing, registration or qualification of the shares subject to such Option, Purchase Right or Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option, Purchase Right or Award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, approval, disclosure or satisfaction shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval or to make such disclosure or to satisfy such condition.

(c)           Stock Restrictions on Underlying Stock.

Each Option, Purchase Right or Award shall be subject to the requirement that upon exercise, the underlying security exchanged for the Option, Purchase Right or Award shall be subject to certain restrictions, including but not limited to restrictions on transfer, drag along rights, and rights of first refusal as may be set forth in the by-laws of the Company and as more specifically set forth in a certain Stockholders Voting Agreement and certain Stock Restriction Agreement, by and between the Company and its shareholders, each dated on or about December 22, 2005 and as may be amended from time to time in the future. Each eligible person receiving an Option, Purchase Right or Award hereunder, agrees to be bound by these restrictions and further agrees, upon the request of the Company to execute any further documentation necessary to evidence said agreement including but not limited to executing an instrument of accession, as shall be provided by the Company, to each of the Stockholders Voting Agreement and Stock Restriction Agreement. An eligible person’s failure to execute same, at the Company’s request, shall cause the respective Option, Purchase Award or Award, and/or the underlying security to be immediately null and void. The Company shall be free to place a legend on the underlying security specifying these restrictions.

14.           Rights as a Shareholder

The holder of an Option, Purchase Right or Award shall have no rights as a shareholder with respect to any shares covered by the Option, Purchase Right or Award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.           Adjustment Provisions for Recapitalizations and Related Transactions

(a)           General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the Company’s assets, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (A) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (B) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under this Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options, Purchase Rights or Awards under this Plan, and (z) the price for each share subject to any then outstanding Options, Purchase Rights or Awards under this Plan, without changing the aggregate purchase price as to which such Options, Purchase Rights or Awards remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this paragraph 15 if such adjustment would cause this Plan to fail to comply with Section 422 of the Code or would cause any Option, Purchase Right or Award to fail to comply with Rule 16b-3.

(b)           Board Authority to Make Adjustments. Any adjustments under this paragraph 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under this Plan on account of any such adjustments.

16.           Merger, Consolidation, Asset Sale, Liquidation, etc.

(a)           General. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (in each case, a “Sale Transaction”) or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company may take, in its discretion, any one or more of the following actions as to outstanding Options, Purchase Rights or Awards: (A) provide that such Options, Purchase Rights or Awards shall be assumed, or equivalent Options, Purchase Rights or Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (B) upon written notice to the grant holder provide that all unexercised Options, Purchase Rights or Awards will terminate immediately prior to the consummation of such Sale Transaction or liquidation unless exercised by the grant holder within a specified period following the date of such notice, (C) terminate all Options, Purchase Rights and Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options, Purchase Rights and Awards (to the extent then exercisable) over the exercise price thereof, (D) terminate all Options, Purchase Rights and Awards in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation (giving proper credit to any grantee of an Option, Purchase Right or Award for that portion of any Option, Purchase Right and Award which has otherwise vested and become exercisable prior to any such Sale

Transaction (E) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the “Merger Price”), make or provide for a cash payment to the recipient equal to the difference between (x) the Merger Price times the number of shares of Common Stock subject to such outstanding Options, Purchase Rights or Awards (to the extent then exercisable at prices not in excess of the Merger Price) and (y) the aggregate exercise price of all such outstanding Options, Purchase Rights or Awards in exchange for the termination of such Options, Purchase Rights or Awards, or (F) provide that all or any portion of outstanding Options, Purchase Rights or Awards shall become exercisable in full immediately prior to such Sale Transaction or liquidation.

(b)           Substitute Options, Purchase Rights or Awards. The Company may grant Options, Purchase Rights or Awards under this Plan in substitution for Options, Purchase Rights or Awards held by employees of another corporation who become employees of the Company or a subsidiary of the Company as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company or by one of its subsidiaries of property or stock of the employing corporation. The Company may direct that substitute Options, Purchase Rights or Awards be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

(c)           Provisions Of This Paragraph 16 Not In Limitation of Specific Terms In Option, Purchase Right or Award Instruments. Notwithstanding subparagraphs (a) and (b) of this paragraph 16, if an instrument evidencing an Option, Purchase Right or Award shall provide for a result that is more favorable to the holder of such instrument than the actions permitted to be taken by the Board of Directors pursuant to subparagraph 16(a) upon the occurrence of any of the events set forth therein, such instrument shall control. Without limiting the foregoing but subject to the last sentence of subparagraph 16(a), the Board of Directors, in its discretion, may take any action that is more favorable to the holder of an Option, Purchase Right or Award than the provision which is provided in the instrument evidencing such Option, Purchase Right or Award.

17.           Modification of Incentive Stock Options

Notwithstanding paragraph 15 or 16, the Board of Directors may refrain, in its sole discretion, from making any adjustments made pursuant to paragraph 15 or 16 with respect to Incentive Stock Options if the Board of Directors, after consulting with counsel for the Company, shall determine that such adjustments would constitute a “modification” of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options.

18.           Dissolution or Liquidation

Except as otherwise provided in paragraph 16, if a dissolution or liquidation of the Company shall be proposed, each Option, Purchase Right and Award will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board of Directors.

19.          Issuances of Securities

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options, Purchase Rights or Awards. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

20.          Fractional Shares

No fractional shares shall be issued under this Plan; and the holder of an Option, Purchase Right or Award shall receive from the Company cash in lieu of the fair market value of such fractional shares.

21.          Conditions and Restrictions

(a)           If any person or entity owning restricted Common Stock obtained by exercise of an Option, Purchase Right or Award made hereunder receives shares or securities or cash in connection with a corporate transaction described in paragraph 15 or 16 as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock including but not limited to those restrictions set forth in Paragraph 13 herein with respect to which such shares or securities or cash were issued, unless otherwise determined by the Board of Directors.

(b)           Each shareholder agrees severally and not jointly, in connection with the registration of the Company’s initial public offering (“IPO”) that, upon the request of the Company and the underwriters managing such underwritten offering, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities without the prior written consent of the Company, for such period of time (not to exceed one hundred and eighty (180) days) from the effective date of such registration as the Company may specify.

22.          Conversion of Incentive Stock Options into Non-Qualified Options; Termination of Incentive Stock Options

The Board of Directors, at the written request or with the written consent of any holder of an Incentive Stock Option, may take such actions, in its discretion, as may be necessary to convert such holder’s Incentive Stock Options (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the holder is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Incentive Stock Options. At the time of such conversion, the Board of Directors (with the consent of the grantee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Board of Directors in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any holder the right to have such holder’s Incentive Stock Options converted into Non-Qualified Options, and no such conversion shall occur until and unless the Board of Directors shall take appropriate action.

23.          Governmental Regulation

The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

24.          Notice to Company of Disqualifying Disposition

By accepting an Incentive Stock Option granted under this Plan, each holder of an Incentive Stock Option thereby agrees to notify the Company in writing immediately after such holder makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option. Generally, a Disqualifying Disposition is any disposition (including any sale) of such Common Stock occurring on or before the later of the date (A) two years after the date the employee was granted the Incentive Stock Option, or (B) one year after the date the employee acquired Common Stock by exercising the Incentive Stock Option.

25.          No Exercise of an Option, Purchase Right or Award if Engagement or Employment Terminated for Cause

If the employment of a holder of an Option, Purchase Right or Award is terminated for “Cause,” any Option, Purchase Right or Award shall terminate on the date of such termination and such Option, Purchase Right or Award shall thereupon not be exercisable to any extent whatsoever. “Cause” is conduct by the holder, as determined by the Board of Directors, constituting one or more of the following: (A) gross misconduct which is materially injurious to the Company; or (B) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in material economic loss, damage or injury to the Company; or (C) the unauthorized disclosure of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (D) the commission of any act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (E) the conviction of a felony involving any financial impropriety or which would materially interfere with the holder’s ability to perform his or her services for the Company or otherwise be injurious to the Company; or (F) the failure to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this paragraph 25, termination of employment shall be deemed to occur when the grantee receives notice that his employment is terminated.

26.          No Special Employment Rights

Nothing contained in this Plan or in any Option, Purchase Right or Award shall confer upon any grant holder any right with respect to the continuation of his or her employment by the Company or any right to interfere in any way or at any time with the Company’s termination of such employment or the Company’s increase or decrease of the compensation of such holder.

27.          Other Employee Benefits

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an Option, Purchase Right or Award or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

28.          Amendment of this Plan

(a)           The Board of Directors, at any time and from time to time, may modify or amend this Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options the Board of Directors may not effect such modification or amendment without such approval.

(b)           The termination or any modification or amendment of this Plan shall not affect the rights of any grant holder under an Option, Purchase Right or Award without the consent of such holder. With the consent of the affected grant holder, the Board of Directors may amend outstanding agreements governing an Option, Purchase Right or Award in a manner not inconsistent with this Plan. The Board of Directors shall have the right to amend or modify (A) the terms and provisions of this Plan and of any outstanding Incentive Stock Options granted under this Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (B) the terms and provisions of this Plan and of any outstanding Options, Purchase Rights or Awards to the extent necessary to qualify any or all such Options, Purchase Rights or Awards for an exemption under Rule 16b-3.

29.          Withholding

(a)           The Company shall have the right to deduct from payments of any kind otherwise due to any grant holder any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options, Purchase Rights or Awards under this Plan. Subject to the prior approval of the Company, which may be withheld by the

Company in its sole discretion, a grant holder may elect to satisfy such obligations, in whole or in part, (A) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option, Purchase Right or Award or (B) by delivering to the Company shares of Common Stock already owned by the holder. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A grant holder who has made an election pursuant to this paragraph 29(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(b)           Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

30.          Cancellation and New Grant of Options, Purchase Rights or Awards, Etc.

The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected grant holders, (A) the cancellation of any or all outstanding Options, Purchase Rights or Awards under this Plan and the grant in substitution therefor of new Options, Purchase Rights or Awards under this Plan covering the same or different numbers of shares of Common Stock and having an exercise price per share which may be lower or higher than the exercise price per share of the canceled Options, Purchase Rights or Awards or (B) the amendment of the terms of any and all outstanding Options, Purchase Rights or Awards under this Plan to provide an exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding Options, Purchase Rights or Awards.

31.          Effective Date and Duration of this Plan

(a)           Effective Date. This Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under this Plan shall become exercisable unless and until this Plan shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months after such adoption, no Options previously granted under this Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to this Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in paragraph 28) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to this Plan was required to enable the Company to grant such Incentive Stock Option to a particular grant holder) unless and until such amendment shall have been approved by the Company’s shareholders. If such shareholder approval is not obtained within twelve months of such adoption, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to this Plan was required to enable the Company to grant such Option to a particular grant holder.

Subject to this limitation, Options, Purchase Rights or Awards may be granted under this Plan at any time after the effective date and before the date fixed for termination of this Plan.

(b)           Termination. Unless sooner terminated in accordance with paragraph 16, this Plan shall terminate, with respect to Incentive Stock Options only, upon the earlier of (A) the close of business on the day next preceding the tenth anniversary of the date of its adoption, by the Board of Directors, or (B) the date on which all shares available for issuance under this Plan shall have been issued pursuant to the exercise or cancellation of Options granted under this Plan. Unless sooner terminated in accordance with paragraph 16, this Plan shall terminate with respect to Options, Purchase Rights or Awards which are not Incentive Stock Options on the date specified in (B) above. If the date of termination is determined under (A) above, then Options, Purchase Rights or Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Options, Purchase Rights or Awards.

32.          Provision for Foreign Participants

The Board of Directors, without amending this Plan, may modify Options, Purchase Rights or Awards granted to foreign nationals or persons employed outside the United States to take into account differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

SUPERNUS PHARMACEUTICALS, INC.

INCENTIVE STOCK OPTION AGREEMENT

1.             Grant of Option.                                                   , a Delaware corporation (the “Company”) hereby grants to                          , an individual whose address is set forth below the optionee signature line (the “Optionee”), an option, pursuant to the Company’s 2005 Stock Plan as of December 22, 2005 (the “Plan”), to purchase an aggregate of                          shares of common stock of the Company (“Common Stock”) at a price of $.                    per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2.             Incentive Stock Option. This option is intended to qualify as an incentive stock option (“Incentive Stock Option”) within the meaning of Section 422 of the Code. Any provision of this Agreement which conflicts with the requirements of qualification as an Incentive Stock Option under the Code is null and void to the extent of such conflict and any ambiguities shall be resolved so that this option qualifies as an Incentive Stock Option.

3.             Exercise of Option and Provisions for Termination.

(a)           Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised as to the number of shares indicated opposite the respective dates on Exhibit A hereto (“Vested Shares”). This option may not be exercised with respect to any shares after the tenth anniversary of the date of grant (hereinafter the “Expiration Date”).

(b)           Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for less than one whole share.

(c)           Continuous Employment Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee of the Company. For all purposes of this option, (i) “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the “Successor Corporation”) shall be considered for all purposes of this option to be employment by the Company.

(d)           Exercise Period Upon Termination of Employment. If the Optionee ceases to be employed by the Company for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates any non-competition or confidentiality provisions of any agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon such violation.

(e)           Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is an employee of the Company, or if the Optionee dies within three months after the Optionee ceases to be an employee of the Company (other than as the result of a discharge for “cause” as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution; provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee”, as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(f)            Termination for Cause. If the Optionee, prior to the Expiration Date, ceases his or her employment with the Company because he or she is terminated for “Cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” is conduct, as determined by the Board of Directors, involving one or more of the following: (i) gross misconduct by the Optionee which is materially injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in material economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission of any act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Optionee of a felony involving any financial impropriety or which would materially interfere with the Optionee’s ability to perform his or her services for the Company or otherwise be injurious to the Company; or (vi) the failure of the optionee to perform in a material respect his or her employment obligations without proper cause. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this subsection (f), termination of employment shall be deemed to occur when the optionee receives notice that his or her employment is terminated.

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(g)           Buy Back Rights. If the Optionee, prior to the Expiration Date, ceases his or her employment or engagement with the Company because he or she is terminated for Cause, pursuant to paragraph (f) of this Section 3, prior to the Company’s first underwritten offering to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, then the Company shall have the right and option to purchase, for a period of 180 days from the date of the Optionee’s termination of engagement or employment, and if the Company exercises such right, the Optionee shall be required to sell to the Company, any or all of the shares of Common Stock of the Company which may have been granted hereunder as a result of a previous exercise, at a price per share equal to the fair market value (determined by mutual agreement between the Company and the Optionee or, in the absence of such agreement, by an independent third party appraiser as of the date the Company exercises such right). If at any time the Company elects to purchase shares pursuant to this Section 3(g), the closing of such purchase shall take place at the offices of the Company within 30 days after delivery of notice to the Optionee of the Company’s election to purchase such shares. The purchase price for such shares shall be paid by delivery of a bank cashier’s check or certified check. This provision 3(g) shall survive the exercise or partial exercise of this Option.

4.             Payment of Purchase Price

(a)           Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a certified or bank check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) subject to the consent of the Company, by the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of this option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee’s direction at the time of exercise, (iv) by any other means (including, without limitation, by delivery of a promissory note of the Optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), (v) by the procedure set forth in Section 4(d) below, or (vi) by any combination of such methods of payment.

(b)           Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, unless a recognized market value is available, the fair market value of any share of the Company’s Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

(c)           Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company.

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Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

(d)           Net Issue Exercise. Prior to the closing of the Company’s first underwritten offering to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, in lieu of the payment provisions set forth in Section 4(a), the Optionee may elect to exercise of this option by using the following formula:

X = Y (A - B)
A

Where:                   X = The number of shares of Common Stock to be issued to the Optionee.

Y = The number of shares of Common Stock receivable upon exercise of this option (at the date of such calculation).

A = The fair market value of one share of Common Stock (at the date of such calculation).

B = The per share purchase price payable for one share of Common Stock upon exercise of this option.

5.             Delivery of Shares; Compliance With Securities Laws, Etc.

(a)           General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b)           Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

6.             Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process except that this option may be transferred as provided in paragraph (e) of Section 3 above. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or

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similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

7.             No Special Employment Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this option may be exercised, or for any other period.

8.             Shareholder Rights

(a)           No Rights as a Shareholder until Exercise. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(b)           Transfer Restrictions on Underlying Stock. This Option is subject to the requirement that upon exercise, the underlying security exchanged for the Option, shall be subject to all of the transfer restrictions set forth in the Plan including but not limited those requirements set forth in Paragraph 13 of the Plan entitled “Stock Transfer Restrictions on Underlying Stock,” “Right of First Refusal” and “Drag Along Rights,” and in Paragraph 21 of the Plan entitled “Lock-Up,” and as may be set forth in the by-laws of the Company. The Optionee agrees to be bound by these restrictions and further agrees, upon the request of the Company to execute any further documentation necessary to evidence said agreement. An Optionee’s failure to execute same, at the Company’s request, shall cause the Option, and/or the underlying security to be immediately null and void. The Company shall be free to place a legend on the back of the underlying security specifying the foregoing restrictions.

9.             Adjustment Provisions

(a)           General. If, through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

(b)           Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

(c)           Limits on Adjustments. No adjustment shall be made under this Section 9 which would, within the meaning of any applicable provision of the Code, constitute a

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modification, extension or renewal of this option or a grant of additional benefits to the Optionee.

10.          Withholding Taxes. The Company’s obligation to deliver shares of Common Stock upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state, local and foreign taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of this option. If the Company, in its discretion, determines that it must or should withhold or pay over tax with respect to the exercise of this option or a Disqualifying Disposition (as defined in Section 11 below) of shares of Common Stock acquired by the Optionee on exercise of this option, the Optionee hereby agrees that, at the option of the Company, Optionee will pay to the Company or the Company may withhold from the Optionee’s wages the appropriate amount of federal, state, local and foreign taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a non-qualified option, the Optionee hereby agrees that, at the option of the Company, Optionee will pay to the Company or the Company may withhold from the Optionee’s wages the appropriate amount of federal, state, local and foreign taxes attributable to the Optionee’s exercise of such non-qualified option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s wages sufficient to satisfy the Company’s withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount under withheld.

11.          Disqualifying Disposition. Although the parties intend that this option shall qualify as an Incentive Stock Option, if this option is determined not to be an Incentive Stock Option, the Optionee understands that the Company is not responsible to compensate the Optionee or otherwise make up for the treatment of this option as a non-qualified stock option. The Optionee should consult with the Optionee’s own tax advisors regarding the tax effects of this option and the requirements necessary to obtain favorable treatment under the Code, including, but not limited to, holding period requirements. The Optionee agrees to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition (as such term is defined in the Code) of any shares of Common Stock acquired pursuant to the exercise of this option. The Optionee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Optionee acknowledges that he or she will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this Incentive Stock Option if he or she makes a Disqualifying Disposition of the shares acquired on exercise of this option.

12.          Investment Representations; Legends; Limitations on Certain Dispositions

(a)           Representations. The Optionee represents, warrants and covenants that:

(i)            Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.

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(ii)           The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

(iii)          The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

(iv)          The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b)           Legends on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable law:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect thereto under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

“The securities represented by this certificate are subject to certain rights of repurchase and restrictions on transfer set forth in the Supernus’ 2005 Stock Plan as of December 22, 2005 and in the Incentive Stock Option Agreement between the Company and the holder hereof pursuant to which such securities were issued. A copy of such Agreement will be provided free of charge to the holder of this certificate upon written request therefor addressed to the Company.”

(c)           Limitations on Certain Dispositions. The Optionee agrees, by accepting this option, that if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, directly or indirectly, without the prior written consent of the Company, sell, offer or agree to sell, grant any option to purchase or otherwise transfer or dispose of any shares of Common Stock purchased upon

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exercise of this option for a period of 180 days after the effective date of such registration statement.

13.          Interpretation of this Agreement. All decisions and interpretations made by the Committee, as defined in Section 2 of the Plan, with regard to any question arising under the Plan or this Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise this option as provided herein. In the event there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern, subject to the provisions of section 2 above.

14.          Miscellaneous

(a)           Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b)           All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)           This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant: (date of Board approval)

[Name of Company]

By:
Name:
Title:

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OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2005 Stock Plan as of                                 , 2005.

OPTIONEE:

name
address

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Exhibit A

Vesting Schedule

Unless otherwise determined by the Board of Directors, vesting shall occur over a period of four years, subject to the Shareholder’s continued employment with the Company, in accordance with the following schedules.

(1)           0 Shares on Date of Grant, and

(2)           Thereafter,                      Shares on the First Anniversary of Date of Grant;                 Shares on the Second Anniversary of Date of Grant;                   Shares on the Third Anniversary of Date of Grant and                    Shares on the Fourth Anniversary of Date of Grant.

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SUPERNUS PHARMACEUTICALS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.             Grant of Option.                                                   , a Delaware corporation (the “Company”) hereby grants to                  , individual whose address is set forth below the optionee signature line (the “Optionee”), an option, pursuant to the Company’s 2005 Stock Plan as of December 22, 2005 (the “Plan”), to purchase an aggregate of                                shares of common stock of the Company (“Common Stock”) at a price of $                                 per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Company” shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2.             Non-Qualified Stock Option. This option is not intended to qualify as an incentive stock option (“Incentive Stock Option”) within the meaning of Section 422 of the Code.

3.             Exercise of Option and Provisions for Termination.

(a)           Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised as to the number of shares indicated opposite the respective dates on Exhibit A hereto (“Vested Shares”). This option may not be exercised with respect to any shares after the tenth anniversary of the date of grant (hereinafter the “Expiration Date”).

(b)           Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for less than one whole share.

(c)           Fulfillment of All Contractual Obligations or Other Duties Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, has either, (i) fully performed and satisfied the terms and conditions of the agreement pursuant to which this option was granted and/or (ii) if the Optionee is an officer or director of the Company, to date, has fulfilled and discharged the duties and obligations owed as said officer or director, to the satisfaction of the Company.

(d)           Exercise Period Upon Termination of Engagement. If the Optionee’s engagement is terminated by the Company for any reason other than for “Cause” (as defined below), then, except as provided in paragraphs (c) above and (e) and (f) below, the right to exercise this option shall terminate the earlier of (i) the fifth anniversary of the date of termination (“Post-Termination Exercise Period”) or (ii) the Expiration Date. Provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of termination. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates any non-competition or confidentiality provisions of any agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon such violation. An Optionee’s engagement shall not be deemed terminated by the Company if the engagement expires in the ordinary course of the engagement.

(e)           Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he or she is engaged by the Company or during the Post-Termination Exercise Period, (other than as the result of a discharge for “cause” as specified in paragraph (f) below), this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution; provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term “Optionee”, as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(f)            Termination for Cause. If the Optionee, prior to the Expiration Date, ceases his or her engagement with the Company because he or she is terminated for “Cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of engagement. “Cause” is conduct, as determined by the Board of Directors, involving one or more of the following: (i) gross misconduct by the Optionee which is materially injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or policies of the Company which results in material economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or the violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission of any act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Optionee of a felony involving any financial impropriety or which would materially interfere with the Optionee’s ability to perform his or her services for the Company or otherwise be injurious to the Company; or (vi) the failure of the optionee to perform in a material respect his or her engagement obligations without proper cause. In making such determination, the Board of Directors shall act fairly and in utmost good faith. For the purposes of this subsection (f), termination of engagement shall be deemed to occur when the optionee receives notice that his or her engagement is terminated.

(g)           Buy Back Rights. If the Optionee, prior to the Expiration Date, ceases his or her engagement with the Company because he or she is terminated for Cause pursuant to paragraph (f) of this Section 3 prior to the Company’s first underwritten offering to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, then

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the Company shall have the right and option to purchase, for a period of 180 days from the date of the Optionee’s termination of engagement, and if the Company exercises such right, the Optionee shall be required to sell to the Company, any or all of the shares of Common Stock of the Company which may have been granted hereunder as a result of a previous exercise, or as a result of a previous exercise under an Option Agreement granted in connection with a previous period of engagement with the Company, at a price per share equal to the fair market value (determined by an independent third party appraiser as of the date the Company exercises such right). If at any time the Company elects to purchase shares pursuant to this Section 3(g), the closing of such purchase shall take place at the offices of the Company within 30 days after delivery of notice to the Optionee of the Company’s election to purchase such shares. The purchase price for such shares shall be paid by delivery of a bank cashier’s check or certified check. This provision 3(g) shall survive the exercise or partial exercise of this Option.

4.      Payment of Purchase Price

(a)           Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made (i) by delivery to the Company of cash or a certified or bank check to the order of the Company in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Company, by delivery to the Company of shares of Common Stock of the Company then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) subject to the consent of the Company, by the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of this option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee’s direction at the time of exercise, (iv) by any other means (including, without limitation, by delivery of a promissory note of the Optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (v) by any combination of such methods of payment.

(b)           Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, unless a recognized market value is available, the fair market value of any share of the Company’s Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

(c)           Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

(d)           Net Issue Exercise. Prior to the closing of the Company’s first underwritten offering to the public pursuant to an effective registration statement under the

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Securities Act of 1933, as amended, in lieu of the payment provisions set forth in Section 4(a), the Optionee may elect to exercise this option by using the following formula:

X = Y (A - B)
A

Where:                   X = The number of shares of Common Stock to be issued to the Optionee.

Y = The number of shares of Common Stock receivable upon exercise of this option (at the date of such calculation).

A = The fair market value of one share of Common Stock (at the date of such calculation).

B = The per share purchase price payable for one share of Common Stock upon exercise of this option.

5.             Delivery of Shares; Compliance With Securities Laws, Etc.

(a)           General. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee; provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b)           Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

6.             Nontransferability of Option. This option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process except that this option may be transferred as provided in paragraph (e) of Section 3 above. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

7.             No Special Employment Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Company to

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continue the engagement of the Optionee for the period within which this option may be exercised, or for any other period.

8.             Shareholder Rights

(a)           No Rights as a Shareholder until Exercise. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(b)           Transfer Restrictions on Underlying Stock. This Option is subject to the requirement that upon exercise, the underlying security exchanged for the Option, shall be subject to all of the transfer restrictions set forth in the Plan including but not limited those requirements set forth in Paragraph 13 of the Plan entitled “Stock Transfer Restrictions on Underlying Stock,” “Right of First Refusal” and “Drag Along Rights,” and in Paragraph 21 of the Plan entitled “Lock-Up,” and as may be set forth in the by-laws of the Company. The Optionee agrees to be bound by these restrictions and further agrees, upon the request of the Company to execute any further documentation necessary to evidence said agreement. An Optionee’s failure to execute same, at the Company’s request, shall cause the Option, and/or the underlying security to be immediately null and void. The Company shall be free to place a legend on the back of the underlying security specifying the foregoing restrictions.

9.             Adjustment Provisions

(a)           General. If, through, or as a result of, any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

(b)           Board Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

(c)           Limits on Adjustments. No adjustment shall be made under this Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Optionee.

10.          Withholding Taxes. The Company’s obligation to deliver shares of Common Stock upon the exercise of this option shall be subject to the Optionee’s satisfaction of all

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applicable federal, state, local and foreign taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of this option. If the Company, in its discretion, determines that it must or should withhold or pay over tax with respect to the exercise of this option, the Optionee hereby agrees that, at the option of the Company, Optionee will pay to the Company or the Company may withhold from the Optionee’s wages the appropriate amount of federal, state, local and foreign taxes attributable thereto. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s wages sufficient to satisfy the Company’s withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount under withheld.

11.          Investment Representations; Legends; Limitations on Certain Dispositions

(a)           Representations. The Optionee represents, warrants and covenants that:

(i)            Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933, as amended (the “Securities Act”), or any rule or regulation under the Securities Act.

(ii)           The Optionee has had such opportunity as he or she has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his or her investment in the Company.

(iii)          The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

(iv)          The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least one year and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 11.

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(b)           Legends on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable law:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect thereto under the Securities Act of 1933, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required.”

“The securities represented by this certificate are subject to certain rights of repurchase and restrictions on transfer set forth in the 2005 Stock Plan and in the Non-Qualified Stock Option Agreement between the Company and the holder hereof pursuant to which such securities were issued. A copy of such Agreement will be provided free of charge to the holder of this certificate upon written request therefor addressed to the Company.”

(c)           Limitations on Certain Dispositions. The Optionee agrees, by accepting this option, that if the Company offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, directly or indirectly, without the prior written consent of the Company, sell, offer or agree to sell, grant any option to purchase or otherwise transfer or dispose of any shares of Common Stock purchased upon exercise of this option for a period of 180 days after the effective date of such registration statement.

12.         Interpretation of this Agreement. All decisions and interpretations made by the Committee, as defined in Section 2 of the Plan, with regard to any question arising under the Plan or this Agreement shall be binding and conclusive on the Company and the Optionee and any other person entitled to exercise this option as provided herein. In the event there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern, subject to the provisions of section 2 above.

13.         Miscellaneous

(a)           Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

(b)           All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

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(c)           This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:

[Name of Company]

By:

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OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2005 Stock Plan as of        , 2005.

OPTIONEE:

[Optionee’s name and address]

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Exhibit A

Vesting Schedule

Vesting Schedule

Unless otherwise determined by the Board of Directors, vesting shall occur over a period of four years, subject to the Shareholder’s continued employment with the Company, in accordance with the following schedules.

(1)           0 Shares on Date of Grant , and

(2)           Thereafter,          Shares on the First Anniversary of Date of Grant;       Shares on the Second Anniversary of Date of Grant;         Shares on the Third Anniversary of Date of Grant and          Shares on the Fourth Anniversary of Date of Grant..

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